SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C.  20549


                              FORM 8-K


                           CURRENT REPORT


                 Pursuant to Section 13 or 15(d) of
                 the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  September 9, 1997



                      FirstBancorporation, Inc.
                      -------------------------
         (Exact name of registrant as specified in charter)



        South Carolina              0-28106             57-1033905
        --------------              -------             ----------
(State or other jurisdiction      (Commission File    (I.R.S. Employer
 of incorporation)                 Number)           Identification No.)



1121 Boundary Street, Beaufort, South Carolina          29901
----------------------------------------------          -----
(Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code:  (803) 521-5600
                                                     --------------


                           Not Applicable
                           --------------
    (Former name or former address, if changed since last report)



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Item 5.  Other Events

     In a letter to its shareholders dated September 9, 1997, the Registrant announced preliminary plans to establish a de novo national bank in Columbia, South Carolina. The de novo national bank would operate as a wholly-owned subsidiary of the Registrant, along with FirstBank, N.A. headquartered in Beaufort, South Carolina, the Registrant's current sole wholly-owned insured depository institution subsidiary. Establishment of the de novo national bank is contingent upon receipt of all applicable regulatory approvals, among other things.

     For further information, reference is made to the letter to shareholders dated September 9, 1997, a copy of which is attached hereto as Exhibit 99 and incorporated herein by reference.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
-------   ------------------------------------------------------------------

     Exhibits
     --------
     99        Letter to Shareholders dated September 9, 1997




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                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   FIRSTBANCORPORATION, INC.



Date:  September 23, 1997       By: /s/James A. Shuford, III
                                    ------------------------
                                       James A. Shuford, III
                                       President and
                                       Chief Executive Officer





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                                Exhibit 99

              Letter to Shareholders Dated September 9, 1997





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September 9, 1997



Dear Shareholder:

FirstBank and its predecessor, The Savings Bank of Beaufort County FSB, has provided quality banking services to its customers in Beaufort and Bluffton since 1986. I am extremely pleased to announce to you today that FirstBank's holding company, FirstBancorporation, Inc., is aggressively pursuing expansion plans outside of its current market area.

F. Wayne Lovelace, a twenty-four year banking veteran, has joined
FirstBancorporation to spearhead our efforts to establish a new national bank in Columbia, SC. After our analysis of the market potential in the Midlands area of our state, we believe the timing is proper and the market will be receptive for our style of community banking.

A newly chartered bank under our holding company structure will provide us the ability to grow our franchise into one of the state's most dynamic areas. This venture will also provide us with increased diversity in the two bank's deposit areas and loan portfolios. In conjunction with our expansion plans, we are currently evaluating the proper structure for the additional capital that will be required to initially capitalize the new bank. We will keep you informed as our plans move forward.

While we will move vigorously on this exciting project, our plans are obviously contingent upon all necessary regulatory approvals and favorable market conditions.

Thank you for your continued support of FirstBancorporation.

Sincerely,


/s/ JAMES A. SHUFORD, III
-------------------------
James A. Shuford, III
President

rc


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